UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934

Date of report (Date of earliest event reported):   August 10, 2013

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

299 SW Clay Street Suite 350 Portland, OR (Address of Principal Executive Offices)	97201 (Zip Code)

Registrant’s Telephone Number Including Area Code:  (503) 224-9900

3200 N.W. Yeon Ave., P.O. Box 10047, Portland, OR  97296-0047
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 10, 2013, Patrick L. Christopher, Senior Vice President of Schnitzer Steel Industries, Inc. (the “Company”) and President of the Company’s Metals Recycling Business, gave notice to the Company of resignation of his employment with the Company.  His employment terminated on August 14, 2013.

On August 27, 2013, the Company entered into a Severance Agreement With Covenants (the “Agreement”) with Mr. Christopher to fully and finally settle any and all claims he may have had against the Company. Pursuant to the Agreement, Mr. Christopher (a) reaffirmed the one-year noncompetition and nonsolicitation covenants and the perpetual nondisclosure covenant set forth in his Employment Agreement, (b) agreed to cooperate with the Company in the defense of any claims asserted by others against the Company with respect to which he has personal knowledge, and (c) released any and all claims he may have had against the Company.  In exchange, the Company agreed to (i) pay him $125,000 in cash severance payments, (ii) pay him $10,480 that he can use to purchase health insurance benefits, (iii) issue him 4,831 shares of Company common stock on August 14, 2014, representing the number of shares that would have been issued under his outstanding restricted stock unit awards if his employment had continued to June 1, 2014, (iv) issue him on August 14, 2014 the number of shares of Company common stock (estimated to be 1,774 shares) that would have been issued to him under his performance share award for fiscal years 2011-2013 if his employment had continued to October 31, 2013, and (v) issue him up to a maximum of 4,651 shares of Company common stock that would have been issued to him if his employment had continued to April 30, 2014 under special performance share awards related to the three-year return on investment on nonferrous metals recovery system upgrades made in fiscal 2011 at the Company’s facilities in Tacoma, Everett and Oakland.  A copy of the Agreement is included as an exhibit hereto and incorporated herein by this reference.

Item 9.01.               Financial Statements and Exhibits

(d)           Exhibits.

10.1	Severance Agreement With Covenants, dated August 27, 2013, between Patrick L. Christopher and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Dated: August 28, 2013	By:	/s/ RICHARD C. JOSEPHSON
Name: Richard C. Josephson
Title: Senior Vice President